SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):               January 15, 1999
                                                                ----------------


                           FINOVA CAPITAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                         1-11011                94-1278569
----------------------------            -----------          ------------------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)



1850 NORTH CENTRAL AVENUE, P. O. BOX 2209, PHOENIX, ARIZONA           85004-2209
-----------------------------------------------------------           ----------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:                 602/207-6900
                                                                    ------------

ITEM 5. OTHER EVENTS.

         FINOVA Capital Corporation announced revenues, net income and selected financial data and ratios for the fourth quarter ended December 31, 1998 (unaudited).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits:

               Exhibits                            Title
               --------                            -----

                  28 Press Release of FINOVA Capital Corporation dated January 15, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           FINOVA CAPITAL CORPORATION
                                  (Registrant)



Dated: January 19, 1999        By /s/ Bruno A. Marszowski
                                 -----------------------------------------------
                                 Bruno A. Marszowski, Senior Vice President,
                                 Chief Financial Officer and Controller
                                 Principal Financial Officer/Authorized Officer





                                        2